SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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MapInfo Corporation
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One Global View
Troy, NY 12180

January 5, 2004

Dear MapInfo Stockholder:

You are cordially invited to the annual meeting of stockholders of MapInfo Corporation, which will be held at MapInfo headquarters, located at One Global View, Troy, New York, on Thursday, February 12, 2004 at 2:00 p.m. We look forward to greeting as many of our stockholders as possible.

Details of the business to be conducted at the annual meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. Alternatively, you may vote your shares over the Internet or by telephone. Please refer to the enclosed proxy card for detailed instructions. If you decide to attend the annual meeting, you will of course have the opportunity to vote in person.

Our best wishes for a happy new year!
Sincerely,
John C. Cavalier Chairman	Mark P. Cattini President and Chief Executive Officer

MAPINFO CORPORATION
One Global View
Troy, New York 12180

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, February 12, 2004

The Annual Meeting of Stockholders of MapInfo Corporation, a Delaware corporation (the "Company"), will be held at MapInfo headquarters, located at One Global View, Troy, New York on Thursday, February 12, 2004 at 2:00 p.m., local time, to consider and act upon the following matters:

1. To elect six directors to serve for the ensuing year.

2. To approve an amendment to the Company's 1993 Employee Stock Purchase Plan to increase the number of shares of the Company's common stock available for purchase by employees thereunder by 500,000, from 1,712,500 to 2,212,500.

3. To approve an amendment to the Company's 1993 Director Stock Option Plan to increase the number of shares of the Company's common stock available for issuance thereunder by 150,000, from 347,500 to 497,500.

4. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on December 16, 2003 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

JASON W. JOSEPH
Secretary

Troy, New York
January 5, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

MAPINFO CORPORATION
One Global View
Troy, NY 12180

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MapInfo Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, February 12, 2004 and at any adjournments of the Annual Meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

At the close of business on December 16, 2003, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 15,662,506 shares of common stock, $0.002 par value per share, of the Company (the "Common Stock"). Stockholders are entitled to one vote per share.

The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, without exhibits, was mailed to stockholders, along with these proxy materials, on or about January 5, 2004. The Company will provide copies of the exhibits without charge upon request.

Votes Required

The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the election. The amendment to the 1993 Employee Stock Purchase Plan, the amendment to the 1993 Director Stock Option Plan and the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year must be approved by a majority of the votes cast on the matter.

Shares that abstain from voting as to a particular matter and shares held in street name by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to a particular matter (a "broker non-vote"), will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, an abstention or a broker non-vote on a matter that requires the affirmative vote of a plurality or a certain percentage of the shares present and voting on the matter, such as the election of directors, the amendment to the 1993 Employee Stock Purchase Plan, the amendment to the1993 Director Stock Option Plan and the ratification of independent auditors, has no effect on the voting on such matter.

Stockholders may vote by any one of the following means:

-   by mail

-   by telephone (toll-free)

-   over the Internet

-   in person at the meeting

To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed self-addressed stamped envelope. No postage is necessary if mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions on voting your shares.

Beneficial Ownership of Common Stock

The following table sets forth certain information, as of October 31, 2003, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as of October 31, 2003 as a group:
	Number of Shares	Percentage of
	Beneficially	Common Stock
Beneficial Owner	Owned (1)	Outstanding (2)

Kopp Investment Advisors (3) ..............................	1,605,725	10.3%

Westport Asset Management (4) ............................	1,053,100	6.7%

FleetBoston Financial Corp. (5) ......................................	971,340	6.2%

John C. Cavalier (6) ...........................................	173,166	1.1%

Mark P. Cattini (7) .............................................	157,349	1.0%

Michael J. Hickey (8) ........................................	123,113	*

George C. McNamee (9) ......................................	118,948	*

George C. Moon (10) ........................................	79,910	*

Bert C. Tobin (11) ............................................	50,785	*

Joni Kahn (12) .................................................	33,750	*

Quinn H. Tran (13) ...........................................	33,750	*

Gavin Lennox (14) .........................................................	19,958	*

Robert P. Schechter (15)......................................	12,250	*

Thomas L. Massie ...........................................................	0	*

All directors and executive officers as a group (12 persons) (16) .................................................................	836,593	5.1%

* Less than 1%

(1)   The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to stock options held by the person in question relates to stock options which were exercisable on or exercisable within 60 days after October 31, 2003.

(2)   Percentage of common stock outstanding is based on 15,644,589 shares outstanding as of October 31, 2003 plus any shares subject to options held by the person or entity in question which were exercisable on or within 60 days after October 31, 2003.

(3)   Kopp Investment Advisors, Inc. ("Kopp") with a business address of 7701 France Avenue South, Suite 500, Edina, MN 55435, owned 1,605,725 shares as of September 30, 2003. Kopp had sole voting power over 825,500 shares and shared voting power over 780,225 shares. The information in this Note 3 is based solely on the Form 13F Holdings Report filed by Kopp on October 24, 2003.

(4)   Westport Asset Management, Inc./Westport Advisers LLC ("Westport") with a business address of 253 Riverside Avenue, Westport, CT 06880 beneficially owned a total of 1,053,100 shares as of September 30, 2003. Westport had sole voting power over 998,100 shares and shared voting power over 55,000 shares. The information in this Note 4 is based solely on the Form 13F Holdings Report filed by Westport on November 12, 2003.

(5)   FleetBoston Financial Corporation with a business address of 100 Federal Street, Boston, MA 02110 beneficially owned a total of 971,340 shares as of September 30, 2003. FleetBoston had sole voting power over 666,940 shares and no voting power over 304,400 shares. The information in this Note 5 is based solely on the Form 13F Holdings Report filed by FleetBoston on November 14, 2003.

(6)   Includes 168,750 shares subject to stock options held by Mr. Cavalier.

(7)   Includes 157,164 shares subject to stock options held by Mr. Cattini.

(8)   Includes 104,699 shares subject to stock options held by Mr. Hickey. Also includes 1,815 shares subject to stock options and 4,034 shares of stock held by Mr. Hickey's spouse, as to which options and shares Mr. Hickey disclaims beneficial ownership.

(9)   Includes 47,566 shares subject to stock options held by Mr. McNamee. Also includes 40,007 shares held by First Albany Corporation, of which Mr. McNamee is Chairman. Mr. McNamee shares voting and investment power with respect to the shares held by First Albany Corporation and disclaims beneficial ownership of such shares except as to his proportionate pecuniary interest therein. Mr. McNamee resigned from the MapInfo Board of Directors effective November 12, 2003.

(10)   Includes 73,626 shares subject to stock options held by Mr. Moon.

(11)   Includes 41,248 shares subject to stock options held by Mr. Tobin.

(12)   Consists of 33,750 shares subject to stock options held by Ms. Kahn.

(13)   Consists of 33,750 shares subject to stock options held by Ms. Tran.

(14)   Includes 12,292 shares subject to stock options held by Mr. Lennox.

(15)   Includes 11,250 shares subject to stock options held by Mr. Schechter and 1,000 shares of stock held by Mr. Schechter and his spouse in joint tenancy.

(16)   Includes the shares described in Notes 6 through 15 above.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The persons named in the proxy will vote to elect as directors the six nominees named below unless authority to vote for the election of any or all of them is withheld by marking the proxy to that effect. The Board of Directors has fixed the number of directors following the Annual Meeting at six. All of the nominees are currently directors of the Company. Each nominee who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Each of the nominees has indicated his or her willingness to serve, if elected, but if any nominee should be unable or unwilling to serve, the proxies may vote for a substitute nominee designated by the Board of Directors. The Company's Board of Directors has determined that all of the Company's directors, other than Messrs. Cattini and Cavalier, are independent under Nasdaq Rule 4200.

The following table sets forth the name and age of each nominee, including position, if any, with the Company, principal occupation and business experience during the past five years, directorships in other publicly-held corporations and first year of service as a director of the Company:

Names, Offices and Positions with the Company, Principal Occupation and Directorships	Age	First Became a Director
Mark P. Cattini ...........................................................................	42	2001

Mr. Cattini has served as a director of the Company since February 2001. He has served as President and Chief Executive Officer of the Company since January 2001 and was President and Chief Operating Officer from July 2000 to December 2000. From January 1999 to July 2000, he served as Vice President and General Manager of Europe and Americas Sales, and from 1995 through 1998 held general management positions in the Company's European headquarters.

John C. Cavalier .........................................................................	64	1996

Mr. Cavalier has served as Chairman of the Board of Directors of the Company since February 2002. He was Co-Chairman from January 2001 to February 2002. He served as Chief Executive Officer of the Company from November 1996 to December 2000 and served as President and Chief Executive Officer of the Company from November 1996 to July 2000. Mr. Cavalier serves as a board member and advisor to several early stage private companies.

Thomas L. Massie ..............................................................................................	42	2003

Mr. Massie has served as a director of the Company since March 2003. Since 2000 he has been President and Chief Executive Officer of Bridgeline Software, a developer of proprietary content management software and custom web applications. From 1991 to 2000, Mr. Massie was founder, Chairman and Chief Executive Officer of FOCUS Enhancements, a publicly held developer of video conversion ASIC chip technology.

Joni Kahn .................................................................................	48	2000

Ms. Kahn has served as a director of the Company since June 2000. Since October 2002 Ms. Kahn has been Group Vice President, Worldwide Consulting, for Business Objects, a provider of business intelligence solutions. Ms. Kahn was co-founder and, from March 2000 to 2002, Chief Customer Officer of Brience, a wireless technology company. From September 1994 to February 2000, she served as Executive Vice President of KPMG, Inc., a consulting services company.

Quinn H. Tran ............................................................................	45	2000

Ms. Tran has served as a director of the Company since June 2000. She was co-founder and, since April 2002, Chief Marketing and Sales Officer of KnowledgeTek Software, a provider of enterprise solutions for web content management and business application integration. She was co-founder, and from December 2000 to May 2002, Executive Vice President, Marketing and Sales, of DecisionPoint Solutions, Inc., a provider of mobile, targeted advertising and commerce solutions. She co-founded Xerox ColorgrafX Systems, a Xerox company specializing in large format digital printing solutions, in 1995, and served as Vice President and General Manager of Worldwide Marketing and Sales until December 2000. She also serves as a director for a number of not-for-profit companies.

Robert P. Schechter .....................................................................	55	2002

Mr. Schechter has served as a director of the Company since May 2002. He has been President and Chief Executive Officer of NMS Communications, a provider of voice, video and data services on wireless and wireline networks, since April 1995 and Chairman since 1996. He also serves on the board of directors of Avici Systems, Inc. and Moldflow, Inc.

Board and Committee Meetings

The Company has a standing Audit Committee of the Board of Directors, which reviews the Company's internal accounting control policies and procedures, considers and recommends the selection of the Company's independent accountants, reviews and approves any major accounting policy changes affecting the Company's operating results and provides the opportunity for direct contact between the Company's independent accountants and the Board. The Audit Committee met seven times during fiscal 2003 and acted by written consent three times. Until Mr. McNamee's resignation on November 12, 2003, the members of the Audit Committee were Messrs. Schechter and McNamee and Ms. Tran. Ms. Kahn replaced Mr. McNamee on the Audit Committee on that date. The current members of the Company's Audit Committee are independent directors, as defined by the rules of the Nasdaq Stock Market. The Company's Board of Directors adopted a revised Audit Committee Charter on May 15, 2003, which is included herein as Appendix A.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended September 30, 2003 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by the Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company's independent auditors.

The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent auditors the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of the other, non-audit related services to the Company which are referred to in this proxy statement under the section entitled "Proposal No. 4 - Ratification of Selection of Independent Auditors," is compatible with maintaining such auditors' independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

Robert P. Schechter, Chairperson of the Audit Committee
Joni Kahn (effective November 12, 2003)
Quinn H. Tran

The Company has a standing Compensation Committee of the Board of Directors, which provides recommendations to the Board regarding compensation programs of the Company, administers the executive compensation programs and may grant stock options to all officers of the Company who are persons required to file reports ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee held one meeting and acted by written consent twice during fiscal 2003. The current members of the Compensation Committee are Ms. Kahn, Ms. Tran and Mr. Massie. The Company's Board of Directors has adopted a Compensation Committee Charter.

The Company has established a Nominating/Corporate Governance Committee which has the authority to identify individuals qualified to become Board members and provide recommendations to the Board regarding potential new directors. This Committee also has the authority to develop and recommend to the Board a set of corporate governance principles applicable to the Company and to oversee the evaluation of the Board and management. The Nominating/Corporate Governance Committee held one meeting during fiscal 2003. Until Mr. McNamee's resignation on November 12, 2003, the members of this Committee were Messrs. McNamee and Massie and Ms. Kahn, and the current Committee members are Mr. Massie and Ms. Kahn, each of whom meet the criteria for independence under the NASDAQ rules. The Company's Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is included in this proxy statement as Appendix B, as well as a Code of Business Conduct and Ethics.

The Nominating/Corporate Governance Committee continually seek to identify and evaluate candidates for nomination to the Board and are authorized to engage third party advisors to assist the Committee with this responsibility. In addition, the Nominating/Corporate Governance Committee will consider recommendations for director nominations made by stockholders of the Company and will evaluate any such recommendations on a basis consistent with any other candidates for nomination. Recommendations should be mailed to MapInfo Corporation, Attention: Secretary. While the Board has not established any specific minimum qualifications for director nominees, the backgrounds and qualifications of the directors and any potential nominees considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

In the event that the stockholders of the Company seek to communicate directly with members of the Board, absent unusual circumstances, the Chairperson of the Nominating/Corporate Governance Committee is primarily responsible for monitoring communications from stockholders and provides copies or summaries of such communications to the other directors as he considers appropriate.

The Board of Directors met five times during fiscal 2003 and also acted by written consent nine times. Each current director attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which he or she then served.

The Company encourages all directors to attend the annual meeting of stockholders but has not established any formal policies requiring attendance. Messrs. Cattini, Cavalier and McNamee attended the 2003 Annual Meeting of Stockholders.

Director Compensation

Under the Company's 1993 Director Stock Option Plan (the "Director Option Plan"), prior to April 25, 2003, each director who was not also an employee of the Company or any subsidiary of the Company received on the date of each annual meeting of stockholders a nonstatutory option to purchase 11,250 shares of Common Stock at an exercise price which is equal to the fair market value of the Common Stock on the date of grant. The Director Option Plan also allows the Company to grant options to non-employee directors on a discretionary basis. On April 25, 2003, the Board amended the Director Option Plan to increase the annual number of nonstatutory options granted to each director who is not also an employee of the Company or any subsidiary from 11,250 to 15,000. Pursuant to the Director Option Plan, in fiscal 2003, Mr. McNamee, Ms. Kahn, Mr. Schechter and Ms. Tran each received, on the annual meeting date of February 12, 2003, an option to purchase 11,250 shares of Common Stock at an exercise price of $3.45 per share and an additional option to purchase 3,750 shares of Common Stock on May 1, 2003 at an option price of $5.10 per share. Mr. Massie received, on March 19, 2003, his date of election to the Board of Directors, an option to purchase 11,250 shares of Common Stock at an exercise price of $3.71 per share and an additional option to purchase 3,750 shares of Common Stock on May 1, 2003 at an exercise price of $5.10 per share. In addition, each director who is not also an employee of the Company or any subsidiary of the Company receives a retainer of $7,500 per year for serving on the Board of Directors, plus $1,500 for attendance at each quarterly meeting of the Board of Directors and $1,000 for each board meeting other than the regular quarterly meetings. Additionally, the Chairperson of the Audit Committee receives an annual retainer of $5,000 and the Chairpersons of the Compensation and Nominating/Corporate Governance Committees receive an annual retainer of $2,500 each for their service on these committees. No fees are paid for attendance at Committee Meetings.

Executive Compensation

Summary Compensation

The following table sets forth certain information concerning the compensation earned in each of the last three fiscal years by (i) the Company's Chief Executive Officer during fiscal 2003, and (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer during fiscal 2003 who were serving as executive officers of the Company on September 30, 2003 and whose salary and bonus during fiscal 2003 exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE
						Long-Term
						Compensation
	Annual Compensation (1)					Awards
						Securities	All
						Underlying	Other
		Salary		Bonus		Options	Compen-
Name and Principal Position (2)	Year	($)		($) (3)		(#) (4)	sation ($)
Mark P. Cattini ...............................	2003	300,000		388,904		45,000	6,000	(5)
President and Chief Executive Officer	2002	250,000		44,638		107,000	30,642
	2001	273,222		93,424		75,000	5,250

Michael J. Hickey ...........................	2003	215,952		276,383		20,000	6,675	(5)
Chief Operating Officer	2002	191,021		50,588		22,500	4,914
	2001	175,000		75,000		22,500	5,352

George C. Moon ...........................	2003	195,403	(6)	145,755	(6)	11,250	2,166	(6)(7)
Chief Technology Officer	2002	168,965	(6)	11,698	(6)	11,250	1,968	(6)
	2001	156,089	(6)	36,462	(6)	11,250	2,076	(6)

Gavin Lennox...............................	2003	147,500		168,990		25,000	3,277	(5)
Group Vice President, Worldwide Sales	2002	143,120		68,081		15,000	-
and Marketing	2001	-		-		-	-

Bert C. Tobin .................................	2003	165,694		123,750		11,250	6,387	(5)
Executive Vice President, Human	2002	143,280		21,451		11,250	4,663
Resources	2001	142,999		63,936		11,250	5,256

(1)   In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for such year.

(2)   Principal position as of September 30, 2003.

(3)   Represents amounts earned under the Company's incentive compensation programs.

(4)   Reflects the grant of options to purchase Common Stock. The Company has never granted any stock appreciation rights.

(5)   Represents the Company's contribution to the employee's 401(k) account.

(6)   Represents Canadian dollars converted to US dollars with exchange rate at end of each fiscal year:
2003 exchange rate = .73391; 2002 exchange rate = .63363; 2001 exchange rate = .63412

(7)   Represents the Company's contribution to the employee's Canadian RRSP account.

Option Grants, Exercises and Year-End Values

The following tables set forth certain information concerning option grants and exercises by the Named Executive Officers during fiscal year ended September 30, 2003 and the number and value of the unexercised options held by such persons on September 30, 2003.

OPTION GRANTS IN THE LAST FISCAL YEAR

	Individual Grants
			Percent
	Number of		of Total
	Securities		Options			Potential Realizable Value
	Underlying		Granted to	Exercise		at Assumed Annual Rate
	Options		Employees	or Base		of Stock Price Appreciation
	Granted		in Fiscal	Price	Expiration	for Option Term (2)
Name	(#)		Year	($/Sh)	Date	5%($)	10%($)

Mark P. Cattini ......	25,000	(1)	5.1%	$6.04	10/31/12	$94,963	$240,655
	20,000	(1)	4.1%	$3.21	3/10/13	$40,375	$102,318

Michael J. Hickey...	20,000	(1)	4.1%	$3.21	3/10/13	$40,375	$102,318

George C. Moon.....	11,250	(1)	2.3%	$3.21	3/10/13	$22,711	$ 57,554

Gavin Lennox........	25,000	(1)	5.1%	$3.21	3/10/13	$50,469	$127,898

Bert C. Tobin.........	11,250	(1)	2.3%	$3.21	3/10/13	$22,711	$ 57,554

(1) Each option has a ten-year term and vests over a four-year period, with one quarter vesting after the first year and the remaining portions vesting in equal monthly installments.

(2) Amounts represent hypothetical gains that could be achieved for the option if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. Because the exercise price of each option represents the fair market value of the Common Stock on the grant date, no gain to the optionee is possible without an appreciation in stock price, which will benefit all stockholders commensurately.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of
			Securities
			Underlying
	Shares		Unexercised	Value of Unexercised
	Acquired		Options at Fiscal	In-the-Money Options
	on	Value	Year-End (#)	at Fiscal Year-End ($)(1)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable

Mark P. Cattini (2)......	0	-	129,643/127,729	$258,276/$234,408
Michael J. Hickey..........	0	-	87,825/55,624	$171,165/$145,658
George C. Moon.........	0	-	66,595/27,655	$169,909/$78,999
Gavin Lennox	0	-	10,730/39,270	$0/$159,500
Bert C. Tobin ............	0	-	35,624/26,248	$65,422/$77,192

_____________________

(1)   Based on the fair market value of the Common Stock on September 30, 2003 ($9.59), less the option exercise price.

(2)   On September 30, 2003, Mr. Cattini voluntarily forfeited an option grant for 75,000 shares which was granted to him on January 22, 2001.

Certain Employment Agreements

In October 2003, the Company entered into an employment agreement with Mr. Cattini (the "Cattini Agreement"). Under the Cattini Agreement, Mr. Cattini is employed by the Company as President and Chief Executive Officer for a term commencing October 1, 2003, and ending September 30, 2006. Mr. Cattini's base salary is set at $330,000 per annum and he is eligible to receive incentive compensation of up to 69% of his annual base salary, payable quarterly, based on achieving targeted Company objectives and additional compensation of up to 140% of base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Cattini's approved incentive compensation plan. In the event that Mr. Cattini's employment is terminated for a reason other than cause, Mr. Cattini shall be reimbursed up to $150,000 for the receipted expenses of moving his household and family from New York to the United Kingdom. Additionally, if Mr. Cattini terminates his employment for good reason, as defined in the Cattini Agreement, he will receive a lump sum payment equivalent to his actual highest annual base salary plus actual incentive compensation achieved during the immediate past three-year period. Upon a change in control of the Company in which Mr. Cattini is not the surviving CEO or is offered a position not acceptable to him, he will receive a lump-sum payment equivalent to his highest two years full base salary plus incentive achieved during the immediate past five-year period, the Company shall continue for a two-year period Mr. Cattini's life and health insurance, and all unexpired and unvested stock options to purchase common stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Cattini's employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If at the conclusion of the Cattini Agreement, Mr. Cattini or the Company decides not to renew the agreement, Mr. Cattini shall be paid an amount equal to his highest annual base salary and incentive compensation achieved during the immediate preceding five years. If Mr. Cattini terminates the agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Cattini of a general release in favor of the Company.

In October 2003, the Company entered into an Employment Agreement with Mr. Hickey (the "Hickey Agreement"). Under the Hickey Agreement, Mr. Hickey is employed by the Company as Chief Operating Officer, for a term commencing October 1, 2003 and ending September 30, 2006. Mr. Hickey's annual base salary is set at $230,000 and he is eligible to receive incentive compensation of 74% of his annual base salary, payable quarterly, upon achievement of certain targeted Company objectives and additional compensation of up to 140% of annual base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Hickey's approved incentive compensation plan. In the event that Mr. Hickey terminates his employment for good reason, as defined in the Hickey Agreement, he shall receive a lump-sum payment equal to his highest annual base salary plus actual incentive compensation achieved during the immediate past five-year period. Upon any change in control of the Company where Mr. Hickey is not the surviving Chief Operating Officer or is offered a position not acceptable to him, he shall receive a lump sum payment equal to his highest two years base salary plus actual incentive compensation achieved during the immediate past five-year period, the Company shall continue for a period of two years Mr. Hickey's life and health insurance, and all unexpired and unvested stock options to purchase common stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Hickey's employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If at the conclusion of the Hickey Agreement, Mr. Hickey or the Company decides not to renew the agreement, Mr. Hickey shall receive a payment equal to his highest annual base salary and actual incentive compensation during the immediate preceding five years. If Mr. Hickey terminates his agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Hickey of a general release in favor of the Company.

In October 2003, the Company entered into an employment agreement with Mr. Lennox (the "Lennox Agreement"). Under the Lennox Agreement, Mr. Lennox is employed by the Company as Group Vice President of Worldwide Sales and Marketing for a term commencing October 1, 2003 and ending September 30, 2006. Mr. Lennox' base salary is set at $185,000 and he is eligible to receive incentive compensation of 78% of his annual base salary, payable quarterly, upon achievement of certain targeted Company objectives and additional compensation of up to 150% of base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Lennox' approved incentive compensation plan. At the termination of the agreement, provided the termination is not for cause, Mr. Lennox will be reimbursed up to $50,000 for relocation of his family and household goods to a mutually agreed location. If Mr. Lennox terminates his employment for good reason, as defined in the Lennox Agreement, he shall receive a lump-sum payment equal to his highest annual base salary plus actual incentive compensation achieved during the immediate past five-year period. Upon any change in control of the Company where Mr. Lennox is not the surviving Group Vice President of Worldwide Sales and Marketing or is offered a position not acceptable to him, he shall receive a lump sum payment equal to his highest two years base salary plus actual incentive compensation achieved during the immediate past five-year period, the Company shall continue for a period of two years Mr. Lennox' life and health insurance, and all unexpired and unvested stock options to purchase common stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Lennox' employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If at the conclusion of the Lennox Agreement, Mr. Lennox or the Company decides not to renew the agreement, Mr. Lennox shall receive a payment equal to his highest annual base salary and actual incentive compensation during the immediate preceding five years. If Mr. Lennox terminates the agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Lennox of a general release in favor of the Company.

In October 2003, the Company entered into an Employment Agreement with Mr. Moon (the "Moon Agreement"). Under the Moon Agreement, Mr. Moon is employed by the Company as Chief Technology Officer, for a term commencing October 1, 2003 and ending September 30, 2006. Mr. Moon's annual base salary is set at $C280,000 and he is eligible to receive incentive compensation of 34% of his annual base salary, payable quarterly, upon achievement of certain targeted Company objectives and additional compensation of up to 95% of annual base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Moon's approved incentive compensation plan. If Mr. Moon terminates his employment for good reason, as defined in the Moon Agreement, he shall receive a lump-sum payment equal to his highest annual base salary plus actual incentive compensation achieved during the immediate past five-year period. Upon any change in control of the Company where Mr. Moon is not the surviving Chief Technology Officer or is offered a position not acceptable to him, he shall receive a lump sum payment equal to his highest two years base salary plus actual incentive compensation achieved during the immediate past five-year period, the Company shall continue for a period of two years Mr. Moon's life and health insurance, and all unexpired and unvested stock options to purchase common stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Moon's employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If at the conclusion of the Moon Agreement, Mr. Moon or the Company decides not to renew the agreement, Mr. Moon shall receive a payment equal to his highest annual base salary and actual incentive compensation during the immediate preceding five years. If Mr. Moon terminates his agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Moon of a general release in favor of the Company.

In October 2003, the Company entered into an Employment Agreement with Mr. Tobin (the "Tobin Agreement"). Under the Tobin Agreement, Mr. Tobin is employed by the Company as Executive Vice President of Human Resources, for a term commencing October 1, 2003 and ending September 30, 2006. Mr. Tobin's annual base salary is set at $175,000 and he is eligible to receive incentive compensation of 41% of his annual base salary, payable quarterly, upon achievement of certain targeted Company objectives and additional compensation of up to 95% of annual base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Tobin's approved incentive compensation plan. If Mr. Tobin terminates his employment for good reason, as defined in the Tobin Agreement, he shall receive a lump-sum payment equal to his highest annual base salary plus actual incentive compensation achieved during the immediate past five-year period. Upon any change in control of the Company where Mr. Tobin is not the surviving Executive Vice President of Human Resources or is offered a position not acceptable to him, he shall receive a lump sum payment equal to his highest two years base salary plus actual incentive compensation achieved during the immediate past five-year period, the Company shall continue for a period of two years Mr. Tobin's life and health insurance, and all unexpired and unvested stock options to purchase common stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Tobin's employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If at the conclusion of the Tobin Agreement, Mr. Tobin or the Company decides not to renew the agreement, Mr. Tobin shall receive a payment equal to his highest annual base salary and actual incentive compensation during the immediate preceding five years. If Mr. Tobin terminates the agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Tobin of a general release in favor of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of copies of reports filed by Reporting Persons pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons that no Form 5 filing was required for such persons, the Company believes that during fiscal 2003 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

Messrs. Cavalier, McNamee and Massie and Ms. Kahn and Ms. Tran all served as members of the Compensation Committee at various times during fiscal 2003. Mr. Cavalier was appointed to the Compensation Committee to replace Mr. Marvin who resigned from the Board on February 13, 2002. On January 31, 2003, Mr. Cavalier was replaced by Ms. Tran. On April 25, 2003, Mr. McNamee was replaced on the Compensation Committee by Mr. Massie. Since April 25, 2003, the Compensation Committee members have been Ms. Kahn, Ms. Tran and Mr. Massie. Mr. Cavalier serves as chairman of the board of directors of Bridgeline Software, a privately held company, of which Mr. Massie is President and CEO.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company's executive compensation program is administered by the Compensation Committee. The Company's executive compensation program, consisting of base salaries, bonus awards and stock option grants, is designed to attract, retain and reward executives who are responsible for leading the Company in achieving its business objectives. The Compensation Committee establishes the compensation of the Chief Executive Officer. All decisions regarding the compensation of other executive officers were approved by the Compensation Committee and then reviewed by the outside independent directors. The Compensation Committee made recommendations to the other outside independent directors regarding the Chairman's compensation, which recommendations were approved.

Compensation Philosophy

The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to the performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and the Compensation Committee applies judgment in reconciling the program's objectives with the realities of retaining valued employees.

In addition, during fiscal 2003, the Company entered into employment agreements with its executives. These agreements include provisions designed to reinforce and encourage the continued employment and dedication of these executives to provide their expertise and contribute to the successful operation and growth of the Company as well as provisions that apply in the event of a change in control of the Company.

Executive Compensation Program

Annual compensation for the Company's executives consists of three principal elements -- base salary, cash bonus awards and stock options.

Base Salary

In setting the annual cash compensation for Company executives, the Compensation Committee reviews and considers compensation for comparable positions in a group of software companies selected by the Committee for comparison purposes, software industry compensation surveys, historical compensation levels of executives, reports of outside compensation consulting firms and the terms of any applicable employment agreement. The Compensation Committee and the Board also compare the Company's pay practices with other software companies through review of survey and proxy data.

Increases in annual base salary are based on a subjective review and evaluation of the performance of the operation or activity for which the executive has responsibility, the impact of that operation or activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside the Company. The Compensation Committee does not assign any particular weight to these factors or use any objective formula for determining base salaries.

Cash Bonus Awards

The cash bonus awards for each executive are tied to targets established in employment agreements and financial and other performance objectives and targets, fixed by the Board of Directors for the Chief Executive Officer, and by the Chief Executive Officer for the other executive officers. During fiscal 2003, bonus awards were based principally on the Company's achievement of its goals relating to reducing expenses and returning to profitability. In addition, the Chief Executive Officer set personal objectives for the other executive officers who receive cash bonuses and made a subjective determination of the extent to which such personal objectives were achieved by each executive during fiscal 2003. The weighting between objectives and targets varied by executive based upon the subjective determinations of the Compensation Committee.

Equity Ownership

Total compensation at the executive level also includes long-term incentives afforded by stock options. The purpose of the Company's stock option program is to (i) reinforce the mutuality of long-term interests between employees and the stockholders and (ii) assist in the attraction and retention of executives, key managers and individual contributors who are essential to the Company's success.

The Company's stock option program includes multi-year vesting periods to optimize the retention value of these options and to orient the Company's executives and managers to longer-term success. During fiscal 2003, options granted to executives provided for one-quarter vesting after one year from the date of grant and the remaining portion vesting at the end of each succeeding month at the rate of 1/48 of the original number of options per month until fully vested after four years, with unvested options immediately terminating upon an employee leaving the Company. The size of the stock option awards is generally intended to reflect the significance of the recipient's current and anticipated contributions to the Company. The exercise price of options granted by the Company is 100% of the fair market value per share on the date of grant. A recipient's existing equity interest in the Company generally is taken into account when determining the size of an option grant. The Company also has an employee stock purchase plan, which is available to all of its full-time employees, including executives but exclusive of any employee who owns, or would own after purchase under this plan, 5% or more of the total combined voting power or value of the stock of the Company or of any subsidiary. Such plan generally permits employees to purchase shares at a discount of 15% from the lesser of the fair market value at the beginning or end of an offering period.

In fiscal 2003, pursuant to the 1993 Stock Incentive Plan, Mr. Cattini, the Company's President and Chief Executive Officer, received an option to purchase 20,000 shares of Common Stock at an exercise price of $3.21 per share and an option to purchase 25,000 shares of Common Stock at an exercise price of $6.04 per share; Mr. McDougall, the Company's Vice President and Chief Financial Officer, received an option to purchase 20,000 shares of Common Stock at an exercise price of $6.22 per share and an option to purchase 20,000 shares of Common Stock at an exercise price of $3.21 per share; Mr. Hickey, the Company's Chief Operating Officer, received an option to purchase 20,000 shares of Common Stock at an exercise price of $3.21 per share; Mr. Lennox, the Company's Group Vice President, Sales and Marketing, received an option to purchase 25,000 shares of Common Stock at an exercise price of $3.21 per share; Mr. Moon, the Company's Chief Technology Officer, received an option to purchase 11,250 shares of Common Stock at an exercise price of $3.21 per share and Mr. Tobin, the Company's Executive Vice President, Human Resources, received an option to purchase 11,250 shares of Common Stock at an exercise price of $3.21 per share.

Chief Executive Officer Fiscal 2003 Compensation

Mr. Cattini served as Chief Executive Officer of the Company during 2003. The Compensation Committee set Mr. Cattini's base salary at $300,000, which was considered to be at the lower end of marketplace competitive standards. Mr. Cattini was also awarded a bonus of $388,904 for fiscal 2003 based upon the achievement of certain targeted objectives, which related to the Company reducing expenses and returning to profitability, focused primarily on the last three quarters of fiscal year 2003. Additionally, based upon the Compensation Committee's subjective determination of Mr. Cattini's value to the Company including his current and anticipated contributions and expertise, and taking into account Mr. Cattini's current stock and option holdings and the amount of his fiscal 2003 cash bonus, Mr. Cattini received options to purchase an aggregate of 45,000 shares of Common Stock.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.

The Compensation Committee periodically reviews the potential consequences of Section 162(m) of the Internal Revenue Code (the "Code") and may structure the performance-based portion of its executive compensation to comply with certain exemptions to Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions to Section 162(m) when the Compensation Committee believes such payments are appropriate and in the best interests of the stockholders, after taking into account changing business conditions or the officer's performance.

Joni Kahn, Chairperson of the Compensation Committee
Thomas L. Massie
Quinn Tran

COMPARATIVE STOCK PERFORMANCE

The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S. & Foreign Companies) (the "CRSP Nasdaq Index") and (ii) the CRSP Nasdaq Total Return Industry Index for Nasdaq Computer & Data Processing Service Stocks (the "CRSP Computer & Data Index"). This graph assumes the investment of $100 on September 30, 1998 in the Company's Common Stock, the CRSP Nasdaq Index and the CRSP Computer & Data Index and assumes dividends are reinvested. Measurement points are September 30, 1998, 1999, 2000, 2001, 2002 and 2003.

	Sept. 30, 1998	Sept. 30, 1999	Sept. 30, 2000	Sept. 30, 2001	Sept. 30, 2002	Sept. 30, 2003
MapInfo Corporation	$100	$183	$679	$158	$86	$208
CRSP Nasdaq Index	$100	$163	$217	$89	$70	$106
CRSP Computer & Data Index	$100	$170	$213	$76	$60	$90

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of September 30, 2003:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	2,594,614	$10.93	922,368
Equity compensation plans not approved by security holders	- -	- -	- -
Total	2,594,614	$10.93	922,368

____________________

(1)   Excludes shares issuable under the Company's 1993 Employee Stock Purchase Plan in connection with the current offering period which began September 1, 2003 and ends February 28, 2004.

(2)   Includes 149 shares issuable under the Company's 1993 Employee Stock Purchase Plan, but does not include the additional 500,000 shares that would be available for issuance if Proposal No. 2 is approved at the Annual Meeting. Also includes 910,351 shares issuable under the Company's 2002 Stock Incentive Plan and 11,868 shares issuable under the Company's 1993 Director Stock Option Plan, but does not include the additional 150,000 shares that would be available for issuance under the Director Stock Option Plan if Proposal No. 3 is approved at the Annual Meeting.

PROPOSAL NO. 2 - APPROVAL OF AMENDMENT TO 1993

EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors believes that the Company's 1993 Employee Stock Purchase Plan (as amended, the "1993 Stock Purchase Plan") is an important component of the Company's strategy to attract, retain and motivate employees. As of October 31, 2003, only 149 shares were available for future purchases under the 1993 Stock Purchase Plan. Accordingly, on November 12, 2003, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1993 Stock Purchase Plan that increases from 1,712,500 to 2,212,500 the number of shares of Common Stock available for purchase by employees under the 1993 Stock Purchase Plan, subject to proportionate adjustment for certain changes in the Company's capitalization, such as a stock split.

The Board of Directors recommends a vote "FOR" the approval of the amendment to the 1993 Stock Purchase Plan.

The following is a brief summary of the 1993 Stock Purchase Plan. The following summary is qualified in its entirety by reference to the 1993 Stock Purchase Plan, a copy of which is attached as an appendix to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1993 Stock Purchase Plan may be obtained from the Secretary of the Company.

The 1993 Stock Purchase Plan provides eligible employees of the Company with opportunities to purchase shares of Common Stock at a discounted price. The 1993 Stock Purchase Plan is implemented through offerings, each approximately six months in length. The Board may specify a shorter period, or a longer period of less than twelve months.

Each employee of the Company and its eligible subsidiaries, including two directors who are also employees, is eligible to participate in the 1993 Stock Purchase Plan, provided he or she (i) is employed by the Company or any eligible subsidiary on the applicable offering commencement date, (ii) is regularly employed by the Company or any eligible subsidiary for more than 20 hours per week and for more than five months in a calendar year and (iii) has been employed by the Company or any eligible subsidiary for at least three months (or such period as may be determined by the Board or the Compensation Committee) prior to enrolling in the 1993 Stock Purchase Plan. An employee may elect to have a whole number percentage from 1% to up to 10% deducted from his or her base pay for purposes of purchasing shares under the 1993 Stock Purchase Plan, subject to certain limitations on the maximum number of shares that may be purchased. The price at which shares may be purchased during each offering will be the lower of (i) 85% of the closing price of the Common Stock as reported on the Nasdaq National Market on the first business day of the offering period or (ii) 85% of the closing price of the Common Stock as reported on the Nasdaq National Market on the last business day of the offering period.

The 1993 Stock Purchase Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board and the Compensation Committee have the authority to make rules and regulations for the administration of the 1993 Stock Purchase Plan. The Board may at any time terminate or amend the 1993 Stock Purchase Plan, provided that no such amendment may be made without prior approval of the stockholders of the Company if such approval is required by Rule 16b-3 under the Exchange Act or Section 423 of the Code, and in no event may any amendment be made which would cause the 1993 Stock Purchase Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder or Section 423 of the Code. The 1993 Stock Purchase Plan contains provisions relating to the disposition of purchase rights under the 1993 Stock Purchase Plan in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

As of October 31, 2003, approximately 690 employees were eligible to participate in the 1993 Stock Purchase Plan.

The purchase of shares under the 1993 Stock Purchase Plan is discretionary, and the Company cannot now determine the number of shares to be purchased in the future by any particular person or group. Since the adoption of the 1993 Stock Purchase Plan, the following persons and groups have purchased the number of shares listed: Mr. Cattini, the Company's President and Chief Executive Officer - 19,490 shares; Mr. Hickey, the Company's Chief Operating Officer - 12,565 shares; Mr. McDougall, the Company's Vice President, Treasurer and Chief Financial Officer - 12,583 shares; Mr. Lennox, the Company's Group Vice President, Worldwide Sales & Marketing - 7,666 shares; Mr. Moon, the Company's Chief Technology Officer - 6,768 shares; Mr. Tobin, the Company's Executive Vice President, Human Resources - 21,801 shares; all current executive officers as a group - 80,873 shares; and Mr. Cavalier, the Company's Chairman - 4,416 shares. No other current director, nominee for director, or associate of any of such directors, executive officers or nominees, has purchased any shares under the 1993 Stock Purchase Plan. No person has purchased greater than 5% of the shares issued under this plan. Current employees of the Company have purchased an aggregate of 1,121,342 shares under this plan.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the 1993 Stock Purchase Plan and with respect to the sale of common stock acquired under the 1993 Stock Purchase Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants. A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

A participant may have both compensation income and capital gain income or both compensation income and a capital loss upon the sale of stock that was acquired under the plan. The amount of each type of income and loss will depend on when the participant sells the stock.

If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

(1)      15% of the value of the stock on the day the offering commenced; and

(2)      the participant's profit (the excess of the sales proceeds over the purchase price).

Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant's profit exceeds the compensation income, then the excess profit will be capital gain. If the participant's profit is less than the compensation income, then the participant will have a capital loss equal to the value of the stock on the day he or she purchased the stock less the sales proceeds. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO 1993 DIRECTOR STOCK OPTION PLAN

The Board of Directors believes that the continued growth and profitability of the Company depends upon the ability of the Company to attract and retain highly qualified non-employee directors. The Company's 1993 Director Stock Option Plan (as amended, the "Director Option Plan") authorizes an annual option grant to purchase 15,000 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant and allows discretionary grants to eligible directors. On November 12, 2003, the Board of Directors adopted, subject to stockholder approval, an amendment to the Director Option Plan that increased from 347,500 to 497,500 the number of shares of Common Stock available for issuance under the Director Option Plan (subject to proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

The Board of Directors recommends a vote "FOR" the approval of the amendment to the Director Option Plan.

The following is a brief summary of the 1993 Director Option Plan. The following summary is qualified in its entirety by reference to the Director Option Plan, a copy of which is attached as an appendix to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the Director Option Plan may be obtained from the Secretary of the Company.

Each director who is not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a nonstatutory option to purchase 15,000 shares of Common Stock of the Company at its then fair market value. Each option vests nine years and nine months after the date of grant, provided, however, that such option becomes exercisable one year after the date of grant if the director has during that year attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which the director then served. In May 2000, the Board of Directors amended the Director Option Plan to allow the Board to make discretionary option grants under the Plan to eligible directors on such terms as the Board may determine. The amendment to the Director Option Plan submitted to the stockholders for approval will increase the number of shares reserved for issuance under the Director Option Plan from 347,500 to 497,500 shares of Common Stock. As of October 31, 2003, options to purchase 201,316 shares of the Company's Common Stock were outstanding under the Director Option Plan, options to purchase 134,316 shares had been exercised and 11,868 shares were available for grant under the Plan.

In the event an optionee ceases to serve as a director, each option granted under the Director Option Plan may be exercised by the optionee at any time within 12 months after the date of cessation of service to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option is exercisable after the expiration of ten years from the date of grant. Unless otherwise provided in the option agreement, an option granted under the Director Option Plan is nontransferable otherwise than by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by such optionee. The Director Option Plan contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

The Director Option Plan is administered by the Company's Board of Directors. The Board of Directors may, at any time, modify, terminate, or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, such approval must be obtained.

The following table sets forth the benefits that will be received in fiscal 2004 by the Named Executive Officers, individually and as a group, by non-executive directors as a group and by non-executive officer employees as a group under the Director Option Plan.
PLAN BENEFITS

Name and Position	Dollar Value ($) (1)	Number of Shares

Mark P. Cattini President & Chief Executive Officer	-	-
Michael J. Hickey Chief Operating Officer	-	-
George C. Moon Chief Technology Officer	-	-
Gavin Lennox Group Vice President, Worldwide Sales And Marketing	-	-
Bert C. Tobin Executive Vice President, Human Resources	-	-
Executive Group	-	-
Non-Executive Director Group	-	60,000 (2)
Non-Executive Officer Employee Group	-	-

(1)   Represents the difference between the purchase price of shares purchased in fiscal 2003 and the fair market value of the underlying shares of Common Stock on the date of purchase.

(2)   Consists of an option to purchase 15,000 shares that will be granted to Messrs. Massie and Schechter and Ms. Kahn and Ms. Tran on the date of the 2004 annual meeting.

Since the adoption of the Director Option Plan, Mr. Massie has received options to purchase an aggregate of 15,000 shares, Ms. Kahn has received options to purchase an aggregate of 48,750 shares, Mr. Schechter has received options to purchase an aggregate of 26,250 shares and Ms. Tran has received options to purchase an aggregate of 48,750 shares. No other current director, nominee for director or executive officer or any associate of any of the foregoing have received options under the Director Option Plan.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Director Option Plan and to the sale of Common Stock acquired under the Director Option Plan.

Tax Consequences to Participants. A participant will not recognize taxable income upon the grant of an option under the Director Option Plan. However, a participant who exercises a stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("Option Stock") on the Exercise Date over the exercise price.

With respect to any Option Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling Option Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the participant's tax basis in the Option Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the Option Stock for more than one year prior to the date of the sale, and will be a short-term capital gain or loss if the participant has held the Option Stock for a shorter period.

Tax Consequences to the Company. The grant of an option under the Director Stock Option Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon the exercise of an option under the Director Option Plan.

PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. PricewaterhouseCoopers LLP (and its predecessor, Coopers & Lybrand L.L.P.) has served as the Company's independent auditors since inception. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Audit Fees

PricewaterhouseCoopers LLP billed the Company an aggregate of $240,660 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended September 30, 2003.

Financial Information Systems Design and Implementation Fees

PricewaterhouseCoopers LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended September 30, 2003 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

PricewaterhouseCoopers LLP billed the Company an aggregate of $273,235 in fees for other services rendered to the Company and its affiliates for the fiscal year ended September 30, 2003. These other services included income tax services, statutory audits in connection with foreign jurisdictions and tax consulting related to acquisitions, income tax exams and research and development credit claims.

The Audit Committee considered and determined that the provision of non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining the firm's independence.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

STOCKHOLDER PROPOSALS

Proposals of stockholders made in accordance with Rule 14a-8 of the Exchange Act and intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company at its principal office in Troy, New York no later than September 7, 2004 for inclusion in the proxy statement for that meeting. In addition, the Company's By-laws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing, include the information required by the By-Laws, be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at the principal offices of the Company, and be received not less than 60 days nor more than 90 days prior to the 2005 Annual Meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination or other proposal shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure made, whichever occurs first. While the Company has not yet set the date of the 2005 Annual Meeting, assuming it was held on February 12, 2005 (the same day as this year's meeting), notice of a stockholder proposal or director nomination would need to be made no earlier than November 14, 2004 and no later than December 14, 2004. Any stockholder proposal must also comply with the other applicable provisions of the Company's Certificate of Incorporation and By-laws and the Exchange Act. No stockholder proposal is required to be considered unless it is presented in accordance with the foregoing requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, telecopy and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: MapInfo Corporation, One Global View, Troy, New York 12180, telephone number (518) 285-6000, Attention: Secretary. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors,

JASON W. JOSEPH
Secretary

January 5, 2004

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

MAPINFO CORPORATION
AUDIT COMMITTEE CHARTER

A. Purpose

The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

    the integrity of the Company's financial statements;

    the effectiveness of the Company's internal controls over annual and interim financial reporting, including information security and control;

    the Company's compliance with legal and regulatory requirements;

    the independent auditor's qualifications and independence; and

    the performance of the Company's independent auditors.

B. Structure and Membership

1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act.

3. Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. At least one member of the Audit Committee shall be a "financial expert" (as defined by applicable Nasdaq and SEC rules).

4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than director's fees.

6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C. Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities and shall assess the information provided by the Company's management and the independent auditor in accordance with its business judgment. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

Oversight of Independent Auditors

1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4. Preapproval of Services. The Audit Committee shall preapprove all audit services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder)) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services to be performed by the independent auditor.

5. Oversight. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

-   critical accounting policies and practices;

-   alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

-   other material written communications between the independent auditor and Company management.

Review of Audited Financial Statements

6. Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380) requires discussion.

7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

8. Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

Review of Other Financial Disclosures

9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

Controls and Procedures

10. Oversight. The Audit Committee shall coordinate the Board of Director's oversight of the Company's internal accounting controls, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

11. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12. Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.

13. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5. Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

APPENDIX B

MAPINFO CORPORATION
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A. Purpose

The purpose of the Nominating and Corporate Governance Committee is to:

-   Identify individuals qualified to become Board members;

-   Recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders;

-   Develop and recommend to the Board a set of corporate governance principles applicable to the Company; and

-   Oversee the evaluation of the Board and management.

B. Structure and Membership

    Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

    Independence. Except as otherwise permitted by applicable law and the rules of The Nasdaq Stock Market, each member of the Nominating and Corporate Governance Committee shall be "independent" as defined by such laws and rules.

    Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

    Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

    Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C. Authority and Responsibilities

Board and Committee Membership

    Selection of Director Nominees. Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for (i) identifying individuals qualified to become Board members and (ii) recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.

    Criteria for Selecting Directors. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

    Selection of Committee Members. The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

    Corporate Governance

    Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

D. Procedures and Administration

  Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to be perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

  Subcommittees. The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

  Reports to the Board. The Nominating and Corporate Governance Committee shall report regularly to the Board.

  Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

  Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

Appendix C (Attached to electronic version only).

MapInfo Corporation
1993 Employee Stock Purchase Plan

     The purpose of this Plan is to provide eligible employees of MapInfo Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.002 par value per share (the "Common Stock"). 1,712,500 shares of Common Stock in the aggregate have been approved for this purpose.

     1.     Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2.     Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

          (a)     they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

          (b)     they have been employed by the Company or a Designated Subsidiary for at least three months (or such number of days as may be determined by the Board of Directors or Committee) prior to enrolling in the Plan; and

          (c)     they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3.     Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin on such dates as may be determined by the Board of Directors or the Committee (the "Offering Commencement Dates"). Each Offering Commencement Date will begin an approximately six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose different Plan Periods of twelve (12) months or less for Offerings.

     4.     Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least seven days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding, to the extent determined by the Board or the Committee, overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, and including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5.     Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made, subject to such lesser maximum rate as may be determined by the Board of Directors or Committee prior to the applicable Offering Commencement Date. Subject to the foregoing, payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6.     Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7.     Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or its Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8.     Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that employees who are also directors or officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated there under may not participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision.

     9.     Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

     The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, or (b) the closing price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

     10.     Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, or in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

     11.     Rights on Retirement, Death, or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12.     Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     13.     Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14.     Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15.     Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16.     Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Committee shall take such steps in connection with such merger as the Committee shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17.     Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

     18.     Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot, in such manner as it may determine, the shares then available.

     19.     Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20.     Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the NASDAQ and the approval of all governmental authorities required in connection with the authorization, issuance, or sale of such stock.

     The Plan shall be governed by New York law except to the extent that such law is preempted by federal law.

     The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

     21.     Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     22.     Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     23.     Effective Date and Approval of Shareholders. The Plan shall take effect upon the closing of the initial public offering of Common Stock of the Company, subject to approval by the shareholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

     Adopted by the Board of Directors on November 23, 1993

     Approved by the stockholders on December 8, 1993

AMENDMENT NO. 1 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
MAPINFO CORPORATION

The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 450,000 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                         Adopted by the Board of Directors on

                         November 12, 1996

                         Adopted by the Stockholders on

                         February 13, 1997

     AMENDMENT NO. 2 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
MAP INFO CORPORATION

The second paragraph of Section 20 - "Governmental Regulations " of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, to provide as follows:

"The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law."

Adopted by the Board of Directors on February 11, 1998

AMENDMENT NO. 3 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
MAPINFO CORPORATION

The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 675,000 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                         Adopted by the Board of Directors on

                         January 30, 1998

                         Adopted by the Stockholders on

                         February 25, 1998

AMENDMENT NO. 4 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
MAPINFO CORPORATION

The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 900,000 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                         Adopted by the Board of Directors on

                         November 14, 1998

                         Adopted by the Stockholders on

                         February 24, 1999

AMENDMENT NO. 5 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
MAPINFO CORPORATION

The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 1,012,500 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                         Adopted by the Board of Directors on

                         November 23, 1999

                         Approved by the Stockholders on

                         March 7, 2000

AMENDMENT NO. 6 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
MAPINFO CORPORATION

The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 1,312,500 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                         Adopted by the Board of Directors on

                         November 8, 2001

                         Approved by the Stockholders on

                         February 13, 2002

AMENDMENT NO. 7 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
MAPINFO CORPORATION

The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 1,712,500 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                         Adopted by the Board of Directors on

                         November 14, 2002

                         Approved by the Stockholders on

                         February 12, 2003

AMENDMENT NO. 8 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
MAPINFO CORPORATION

The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 2,212,500 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                         Adopted by the Board of Directors on

                         November 12, 2003

Appendix D (Attached to electronic version only).

MapInfo Corporation

1993 Director Stock Option Plan

1. Purpose

The purpose of this 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2. Administration

The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3. Participation in the Plan

Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4. Stock Subject to the Plan

(a) The maximum number of shares which may be issued under the Plan shall be 347,500 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

(b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

(c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

5. Terms, Conditions and Form of Options

Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $20,000 divided by the option exercise price per share for each such option (the "Annual Option").

(b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

(c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(d) Exercise Period. Each Annual Option shall become exercisable at the end of nine years and nine months after the date of grant, provided that such option shall become exercisable one year after the date of grant if the director has attended during such year at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which he then served. In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

(e) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

6. Assignments

The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in Section 5(d).

7. Effective Date

The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

8. Limitation of Rights

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

(b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

9. Changes in Common Stock

(a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

(b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

10. Amendment of the Plan

The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

11. Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

Adopted by the Board of Directors

on November 23, 1993

Approved by the stockholders

on December 8, 1993

AMENDMENT NO. 1 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

"(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $40,000 divided by the option exercise price per share for each stock option (the "Annual Option")."

Adopted by the Board of Directors
on December 9, 1994

Approved by the stockholders
on January 20, 1995

AMENDMENT NO. 2 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 6,750 shares of Common Stock (the "Annual Option")."

Adopted by the Board of Directors
on December 19, 1995

Approved by the Stockholders on
February 2, 1996

AMENDMENT NO. 3 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"(a) The maximum number of shares which may be issued under the Plan shall be 112,500 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 11,250 shares of Common Stock (the "Annual Option")."

Adopted by the Board of Directors
on November 12, 1996

Approved by the Stockholders on
March 20, 1997

AMENDMENT NO. 4 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Section 5(c) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

"(c) Options Non-Transferable. Except as otherwise provided in the option agreement evidencing the option grant, each option granted under the Plan shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him."

Section 10 of the Plan is hereby amended and restated in its entirety to read as follows:

"10. Amendment of the Plan. The Board of Directors may at any time, and from time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval."

Adopted by the Board of Directors on
December 9, 1996

AMENDMENT NO. 5 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Section 11 of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

"11. Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware."

Adopted by the Board of
Directors on February 11, 1998

AMENDMENT NO. 6 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"(a) The maximum number of shares which may be issued under the Plan shall be 180,000 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

Adopted by the Board of Directors on
November 14, 1998

Approved by the Stockholders on
February 24, 1999

AMENDMENT NO. 7 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"(a) The maximum number of shares which may be issued under the Plan shall be 247,500 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

Adopted by the Board of Directors on
November 23, 1999

Approved by the Stockholders on
March 7, 2000

AMENDMENT NO. 8 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

In order to adjust the number of shares covered by the Annual Option under the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation (the "Company") to reflect the three-for-two stock split in the form of a stock dividend effected by the Company in January 2000, the reference in the first sentence of Section 5(a) of the Plan to "5,000" shares is hereby amended to "7,500 shares," and the following clause is hereby added to the end of Section 5(a) of the Plan: ", subject to adjustment as provided in Section 9 of the Plan."

The following clause is hereby added to the end of the first sentence of Section 9(a) of the Plan: "and (iv) the number and kind of shares or other securities issuable pursuant to Section 5(a) of the Plan."

Adopted by the Board of Directors on
February 25, 2000

Approved by the Stockholders on
March 7, 2000

AMENDMENT NO. 9 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Section 2 of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to read as follows:

"2. Administration: The Board of Directors shall supervise and administer the Plan. All questions of interpretation of the Plan or any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan."

Section 5(f) is hereby added to the, Plan, which shall read in its entirety as follows:

"(f) Other Grants. The Board of Directors may grant options under the Plan to eligible directors on such other terms and conditions as the Board may determine, which terms and conditions need not comply with clauses (a) - (f) of this Section 5."

Adopted by the Board of Directors
On May 9, 2000

AMENDMENT NO. 10 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"(a) The maximum number of shares which may be issued under the Plan shall be 347,500 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

In order to adjust the number of shares covered by the Annual Option under the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation (the "Company") to reflect the three-for-two stock split in the form of a stock dividend effected by the Company in September 2000, the reference in the first sentence of Section 5(a) of the Plan to "7,500" shares is hereby amended to "11,250 shares," and the following clause is hereby added to the end of Section 5(a) of the Plan: ", subject to adjustment as provided in Section 9 of the Plan."

Adopted by the Board of Directors on
November 1, 2000

Approved by the Stockholders on
February 27, 2001

AMENDMENT NO. 11 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, to provide as follows:

"(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 15,000 shares of Common Stock (the "Annual Option")."

Adopted by the Board of Directors on
April 25, 2003

AMENDMENT NO. 12 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"(a) The maximum number of shares which may be issued under the Plan shall be 497,500 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

Adopted by the Board of Directors on
November 12, 2003

Appendix E

PROXY

MAPINFO CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders - February 12, 2004

The undersigned, revoking all prior proxies, hereby appoint(s) Mark P. Cattini and K. Wayne McDougall, or either or any of them with full power of substitution, as proxies for the undersigned to act and vote at the 2004 Annual Meeting of Stockholders of MapInfo Corporation and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and in their discretion, upon any other matters which may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, AND 4.

[ SEE REVERSE ] [ SIDE ]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	[ SEE REVERSE ] [ SIDE ]

Your vote is important. Please vote immediately.

Vote-by-Internet	Vote-by-Telephone

Log on to the Internet and go to http://www.eproxyvote.com/maps	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the internet or by telephone, please do not mail your card.

[ X ]    Please mark
votes as in
this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 and 4.
				For	Against	Abstain
1. Election of Directors Nominees: (01) Mark P. Cattini, (02) John C. Cavalier, (03) Joni Kahn, (04) Thomas L. Massie, (05) Robert P. Schechter and (06) Quinn H. Tran		2.	Approval of an amendment to the Company's 1993 Employee Stock Purchase Plan, as set forth in the accompanying Proxy Statement	[ ]	[ ]	[ ]
For All Nominees [ ]	Withheld From All Nominees [ ]	3.	Approval of an amendment to the Company's 1993 Director Stock Option Plan, as set forth in the accompanying Proxy Statement	[ ]	[ ]	[ ]
[ ] For all nominees except as noted above		4.	Ratification of appointment of independent auditors for fiscal 2004	[ ]	[ ]	[ ]

			Mark Here For Address Change [ ] and Note At Left	Mark Here If You Plan to [ ] Attend the Meeting

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature:____________________________________ Date: ____________________ Signature: ________________________________ Date:_________________